Exhibit 10.24

Lakeland Industries, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL
STATEMENTS

The statements contained in this section may be deemed to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are intended to be covered by the safe harbor to “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the words “believe”, “expect”, “anticipate”, “intend”, “estimate” and similar expressions. These forward-looking statements are based largely on management’s expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Neither Lakeland nor Qualytextil undertakes any obligation to update publicly or revise any forward-looking statements.

The unaudited condensed combined pro forma statements of income are presented to give effect to the acquisition of Qualytextil as if it had occurred on February 1, 2007. The unaudited condensed combined pro forma balance sheet is presented to give effect to the acquisition of Qualytextil as if it had occurred on April 30, 2008. This pro forma information is based on, and should be read in conjunction with, the historical financial statements of Lakeland for the year ended January 31, 2008, included in our Annual Report on Form 10-K filed on April 14, 2008, and the historical financial statements of Qualytextil for the year ended December 31, 2007 and the three months ended April 30, 2008, which are included elsewhere in this Form 8-K/A. We have not adjusted the historical financial statements for the year ended December 31, 2007 or January 31, 2008 of either Lakeland or Qualytextil for any costs recognized during the year that may be considered to be nonrecurring.

The unaudited condensed combined pro forma statement of income for the year ended January 31, 2008, combines information from the audited historical consolidated statement of income of Lakeland for the year ended January 31, 2008, and the U.S. GAAP historical consolidated income statement information of Qualytextil for the year ended December 31, 2007. The unaudited condensed combined pro forma balance sheet combines information from the unaudited historical consolidated balance sheet of Lakeland as of April 30, 2008 and U.S. GAAP historical consolidated balance sheet information of Qualytextil as of April 30, 2008.

All unaudited interim financial statements furnished herein reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods presented. All such adjustments are of a normal and recurring nature.

The results for the three months ended April 30, 2008 for Qualytextil was significantly impacted by a strike of customs workers in Brazil which began in mid-March 2008 and ended in mid-May 2008, and affected virtually all imports and exports in Brazil. Qualytextil was impacted by this strike in that shipments of certain raw materials imported into Brazil were blocked and thus there were many orders which could not be completed. Most of such sales have been completed subsequently. The results of Qualytextil for the three month period from February to April 2008, accordingly, are not representative of its results for a full fiscal year or for normal results for this period.

The historical U.S. GAAP Qualytextil balance sheet information included in the unaudited condensed combined pro forma financial statements was derived from Qualytextil’s audited balance sheet as of April 30, 2008 prepared in accordance with generally accepted accounting principles adopted in Brazil, based on the Corporation Law, and the accounting procedures issued by CVM – Comissão de Valores Mobiliários (Brazilian Exchange Commission) and IBRACON – Instituto dos Auditores Independentes do Brasil (the Brazilian Independent Auditors Institute). On December 28, 2007, Brazil enacted the law 11,638/07 which changed several aspects of Law 6,404 (Publicity Traded Company) effective beginning in 2008, in order to adjust accounting practices adopted in Brazil to the International Financial Reporting Standards (IFRS). None of the financial statements contained herein have been prepared in compliance with IFRS. The historical balance sheet information for assets and liabilities was converted to U.S. GAAP and translated into U.S. dollars using an exchange rate 1.6872BRL = US$1.00 at April 30, 2008. Certain amounts in the Qualytextil historical balance sheet information were reclassified to be consistent with Lakeland’s balance sheet presentation. The historical U.S. GAAP Qualytextil consolidated income statement information included in the unaudited condensed combined pro forma financial statements was derived from Qualytextil’s audited consolidated income statement for the year ended December 31, 2007 and the unaudited three months ended April 30, 2008, prepared in accordance with generally accepted accounting principles adopted in Brazil, as detailed above. The historical income statement information was converted to U.S. GAAP and translated into U.S. dollars using an exchange rate of 1.9472BRL = U.S. $1.00 for the year ended December 31, 2007 and

1.71288BRL = US$1.00  for the period ended April 30, 2008, respectively. These rates represent the average monthly exchange rates. Certain amounts in the Qualytextil historical income statement information were reclassified to be consistent with Lakeland’s income statement presentation. Reconciliations of equity as of December 31, 2007 and net income for the year ended December 31, 2007 between Brazilian GAAP and U.S. GAAP are included in an exhibit included elsewhere in this Current Report on Form 8-K/A.

The allocation of the preliminary purchase price as reflected in these condensed combined pro forma financial statements has been based upon the total initial purchase price paid to the sellers of Qualytextil by Lakeland and preliminary estimates of the fair value of the Qualytextil assets acquired and liabilities assumed as of the date of the acquisition. Management is currently assessing the fair values of tangible and intangible assets acquired and liabilities assumed. This preliminary allocation of the purchase price is dependent upon certain estimates and assumptions. The fair value estimates for the purchase price allocation are preliminary and have been made solely for the purpose of developing such pro forma condensed combined financial statements.

The unaudited condensed combined pro forma financial statements were prepared using the assumptions described below and in the related notes. The historical financial information has been adjusted to give effect to pro forma events that are 1) directly attributable to the acquisition, 2) factually supportable, and 3) with respect to the statement of income, expected to have a continuing impact on the combined results. The unaudited condensed combined pro forma financial statements do not include liabilities resulting from acquisition planning, nor do they include certain cost savings or operating synergies (or costs associated with realizing such savings or synergies) that may result from the acquisition. Amounts preliminarily allocated to goodwill may significantly increase or decrease and amounts allocated to intangible assets with finite lives may increase or decrease significantly, which could result in a material increase or decrease in amortization expense related to acquired intangible assets from that which is estimated in these unaudited condensed combined pro forma financial statements. Therefore, the actual amounts recorded may differ materially from the information presented in the accompanying unaudited condensed combined pro forma financial statements.

The unaudited condensed combined pro forma financial statements are provided for illustrative purposes only. They do not purport to represent what Lakeland’s consolidated results of operations and financial position would have been had the transaction actually occurred as of the dates indicated, and they do not purport to project Lakeland’s future consolidated results of operations or financial position.